UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2011 (May 17, 2011)
ABERCROMBIE & FITCH CO.
(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6301 Fitch Path, New Albany, Ohio	43054

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (614) 283-6500
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On May 17, 2011, Abercrombie & Fitch Co. (the “Registrant”) issued a press release (the “Release”) reporting the Registrant’s unaudited financial results for the thirteen weeks ended April 30, 2011. A copy of the Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The Registrant also made available in conjunction with the Release additional unaudited quarterly financial information as of and for the quarterly periods in the fiscal years ended January 28, 2012 and January 29, 2011. Additional financial information was made available for the fiscal years ended January 30, 2010, January 31, 2009, and February 2, 2008. The additional financial information is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
The Registrant also made available in conjunction with the Release an investor presentation of results for the quarterly period ended April 30, 2011. The presentation, which is available under the “Investor Presentaions” tab in the “Investors” section of the Registrant’s website, located at www.abercrombie.com, is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.
The Registrant’s management conducted a conference call on May 18, 2011, at approximately 8:30 a.m., Eastern Time, to review the Registrant’s financial results for the thirteen week period ended April 30, 2011. A copy of the transcript of the conference call is furnished as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 8.01. Other Events.
In the Release, the Registrant also announced that the Board of Directors of the Registrant had declared a quarterly cash dividend of $0.175 per share in respect of the Registrant’s Class A Common Stock. The dividend was declared on May 17, 2011 and is payable on June 14, 2011 to shareholders of record at the close of business on May 27, 2011.
Item 9.01. Financial Statements and Exhibits.
(a) through (c) Not applicable
(d) Exhibits:
The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release issued by Abercrombie & Fitch Co. on May 17, 2011

99.2	Additional Unaudited Quarterly Year-To-Date Financial Information made available by Abercrombie & Fitch Co. in conjunction with Press Release on May 17, 2011

99.3	Investor presentation of results for the quarterly period ended April 30, 2011 made available by Abercrombie & Fitch Co. with the Press Release issued on May 17, 2011

99.4	Transcript of conference call held by management of Abercrombie & Fitch Co. on May 18, 2011

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.
Dated: May 23, 2011	By:	/s/ Jonathan E. Ramsden
Jonathan E. Ramsden
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated May 23, 2011
Abercrombie & Fitch Co.

Exhibit No.	Description

99.1	Press Release issued by Abercrombie & Fitch Co. on May 17, 2011

99.2	Additional Unaudited Quarterly and Year-to-Date Financial Information made available by Abercrombie & Fitch Co. in conjunction with Press Release on May 17, 2011

99.3	Investor presentation of results for the quarterly period ended April 30, 2011, made available by Abercrombie & Fitch Co. with the Press Release issued on May 17, 2011

99.4	Transcript of conference call held by management of Abercrombie & Fitch Co. on May 18, 2011